UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2012

Worlds Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24115	22-1848316
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11 Royal Road, Brookline, Massachusetts	02445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 725-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 8.01. Other Events.

The Registrant announced today that on March 30, 2012 it filed a patent infringement lawsuit against Activision Blizzard, Inc., Blizzard Entertainment, Inc. and Activision Publishing, Inc. in the United States District Court for the District of Massachusetts on March 30, 2012. Activision's World of Warcraft® and Call of Duty® video games have been identified in the complaint as infringing on Worlds' patents.

A copy of the Press Release making this announcement is attached hereto as an exhibit.

Item 9.01. Exhibits.

10.1 Press release of the Registrant dated April 5, 2012.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDS INC.

Dated: April 5, 2012
By: /s/ Thomas Kidrin Thomas Kidrin, President